UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 5)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note

This Amendment No. 5 to Form 8-K (this “Amendment No. 5”), which amends the Current Report on Form 8-K of America’s Car-Mart, Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “Commission”) on June 23, 2015, and previously amended on Form 8-K/A filed with the Commission on July 22, 2016, June 14, 2017, July 18, 2018, and July 17, 2019, respectively, is being filed to disclose certain information in the exhibits to the Form 8-K that was previously redacted pursuant to requests for confidential treatment filed with the Commission and Orders Granting Confidential Treatment issued by the Commission.

William H. Henderson retired as Chief Executive Officer of the Company effective December 31, 2017. Therefore, the employment agreement between the Company and Mr. Henderson, attached as Exhibit 10.1 to this Amendment No. 5, is no longer in effect. The employment agreements attached as exhibits to this Amendment No. 5 are being filed solely for the purpose of disclosing certain information previously redacted as described above. No other changes have been made to the information reported in the Form 8-K, as previously amended by Amendment No. 4 to Form 8-K filed with the Commission on July 17, 2019 (“Amendment No. 4”). This Amendment No. 4 does not otherwise modify or update in any way the disclosures made in Amendment No. 4. Accordingly, the text of the original Form 8-K, as previously amended, is omitted from this Amendment No. 5.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit No.	Description of Exhibit

	10.1	Employment Agreement, dated as of May 1, 2015, between America’s Car Mart, Inc., an Arkansas corporation, and William H. Henderson.

	10.2	Employment Agreement, dated as of May 1, 2015, between America’s Car Mart, Inc., an Arkansas corporation, and Jeffrey A. Williams.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA’S CAR-MART, INC.

Date: July 15, 2020	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial and Accounting Officer)